UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 29, 2024

EMEREN GROUP LTD

(Exact Name of Registrant as Specified in Its Charter)

British Virgin Islands	001-33911	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 Water Street, Suite 302 Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 925-425-7335

_______________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing Common stock, 10 shares, no par value per share	SOL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2024, based on the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) of Emeren Group Ltd. (the “Company”), the Board appointed Ramakrishnan Srinivasan as a director, effective September 1, 2024.

Mr. Srinivasan will be compensated for his service on the Company’s Board in a manner consistent with the Company’s other independent directors. His compensation package includes an annual fee of $40,000 USD, and reimbursement for all reasonable and properly documented expenses incurred in connection with his Board-related duties. In connection with his appointment to the Board, Mr. Srinivasan will enter into the Company’s standard agreement, which includes provisions related to insurance and indemnification, outside interests and independence, confidentiality and data protection, and compliance with insider trading regulations. There are no arrangements or understandings between Mr. Srinivasan and any other person pursuant to which he was appointed as a director. Additionally, Mr. Srinivasan is not involved in any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure

On September 3, 2024, the Company issued a press release announcing Mr. Srinivasan’s appointment to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release issued by Emeren Group Ltd on September 3, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMEREN GROUP LTD

Date: September 3, 2024	By:	/s/ Ke Chen
Ke Chen
Chief Financial Officer